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                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 333-65118


                 SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

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                            VARIABLE SEPARATE ACCOUNT
                SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES:

                     POLARIS PLATINUM II DATED JULY 20, 2009
                       POLARIS CHOICE II DATED MAY 1, 2009
                    POLARIS CHOICE III DATED JANUARY 19, 2010

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         On January 29, 2010 ("Liquidation Date"), the BB&T Mid Cap Growth
Variable Portfolio ("BB&T Portfolio") offered by the BB&T Variable Insurance Funds ("Fund") was liquidated.

         On the Liquidation Date, funds invested in the BB&T Portfolio were automatically liquidated at the closing Accumulation Value and the liquidation proceeds moved into the Cash Management Variable Portfolio ("Cash Management Portfolio"). In addition, existing instructions or instructions received on or after the Liquidation Date for Purchase Payment allocations, transfers, investment requirements, dollar cost averaging or automatic rebalancing into or out of the BB&T Portfolio are automatically directed to the Cash Management Portfolio.

         If you were invested in the BB&T Portfolio on the Liquidation Date, your liquidation proceeds were allocated to the Cash Management Portfolio. If you would like to transfer out of the Cash Management Portfolio, you may give us instructions to transfer to another Variable Portfolio by completing the enclosed transfer form or calling us at the telephone number below.

         Neither our automatic transfer of the liquidated proceeds to the Cash Management Portfolio, nor your transfer of assets out of the Cash Management Portfolio within 60 days after the Liquidation Date, will count against the number of free transfers that you are permitted to make each year or for the purposes of the U.S. Mail Policy.

         Please note that the BB&T Portfolio will no longer be available for election under the "Limited Equity" Investment Group in the investment requirement tables of the "Optional Living Benefits" section.

         Should you have any questions or would like to obtain a prospectus you may contact our Service Center at 1-800-445-7862.


               Please keep this supplement with your prospectus.



Dated: February 2, 2010